Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt
DEBT
Overview
All of the Company’s debt is senior unsecured debt and has equal priority with respect to the payment of both principal and interest. The indentures for the notes described below place certain restrictions on the Company, including limits on Apache’s ability to incur debt secured by certain liens and its ability to enter into certain sale and leaseback transactions. Upon certain changes in control, all of these debt instruments would be subject to mandatory repurchase, at the option of the holders. None of the indentures for the notes contain prepayment obligations in the event of a decline in credit ratings.
In September 2015, the Company fully redeemed its $500 million 5.625% notes due in 2017 and its $400 million 1.75% notes due in 2017. The notes were redeemed pursuant to the provisions of each respective note’s indenture. Apache paid the holders an aggregate of $939 million in cash reflecting principal and the premium to par, and an additional $8 million in accrued and unpaid interest.

The following table presents the carrying value of the Company’s debt at December 31, 2015 and 2014:

	December 31,
	2015	2014
	(In millions)
U.S.:
Commercial paper	$—	$1,570
5.625% notes due 2017(1)	—	500
1.75% notes due 2017(1)	—	400
6.9% notes due 2018(1)	400	400
7.0% notes due 2018	150	150
7.625% notes due 2019	150	150
3.625% notes due 2021(1)	500	500
3.25% notes due 2022(1)	919	919
2.625% notes due 2023(1)	531	531
7.7% notes due 2026	100	100
7.95% notes due 2026	180	180
6.0% notes due 2037(1)	1,000	1,000
5.1% notes due 2040(1)	1,500	1,500
5.25% notes due 2042(1)	500	500
4.75% notes due 2043(1)	1,500	1,500
4.25% notes due 2044(1)	800	800
7.375% debentures due 2047	150	150
7.625% debentures due 2096	150	150
	8,530	11,000
Subsidiary and other obligations:
Notes due in 2016 and 2017	1	1
Apache Finance Canada 7.75% notes due 2029	300	300
	301	301
Debt before unamortized discount and debt issuance costs	8,831	11,301
Unamortized discount	(53)	(56)
Debt issuance costs	(61)	(67)
Total debt	8,717	11,178
Current maturities	(1)	—
Long-term debt	$8,716	$11,178

(1)	These notes are redeemable, as a whole or in part, at Apache’s option, subject to a make-whole premium. The remaining notes and debentures are not redeemable.
Debt maturities as of December 31, 2015, excluding discounts and debt issuance costs, are as follows:

(In millions)
2016 and 2017	$1
2018	550
2019	150
Thereafter	8,130
Total Debt, excluding discounts and debt issuance costs	$8,831

Fair Value
The Company’s debt is recorded at the carrying amount, net of unamortized discount, on its consolidated balance sheet. The carrying amount of the Company’s commercial paper and uncommitted credit facilities and overdraft lines approximate fair value because the interest rates are variable and reflective of market rates. Apache uses a market approach to determine the fair value of its fixed-rate debt using estimates provided by an independent investment financial data services firm (a Level 2 fair value measurement).

	December 31, 2015		December 31, 2014
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(In millions)
Commercial paper	$—	$—	$1,570	$1,570
Notes and debentures	8,717	8,330	9,608	9,944
Total Debt	$8,717	$8,330	$11,178	$11,514

In April 2015, the FASB issued ASU 2015-03 "Simplifying the Presentation of Debt Issuance Costs," which requires debt issuance costs to be presented as a direct deduction from the carrying value of the associated debt liability. The Company adopted this update in the first quarter of 2016 and applied the changes retrospectively for all periods presented. As of December 31, 2015 and 2014, the Company had debt issuance costs of $61 million and $67 million, respectively, classified as a long-term asset as a component of "deferred charges and other" on the balance sheet that have been netted against "long-term debt" in these financial statements.
Money Market and Overdraft Lines of Credit
The Company has certain uncommitted money market and overdraft lines of credit that are used from time to time for working capital purposes. As of December 31, 2015 and 2014, there was no outstanding balance on Apache’s lines of credit.
Unsecured Committed Bank Credit Facilities
In June 2015, the Company entered into a five-year revolving credit facility which matures in June 2020, subject to Apache’s two, one-year extension options. The facility provides for aggregate commitments of $3.5 billion (including a $750 million letter of credit subfacility), with rights to increase commitments up to an aggregate $4.5 billion. Proceeds from borrowings may be used for general corporate purposes. Apache’s available borrowing capacity under this facility supports its commercial paper program. In connection with entry into the $3.5 billion facility, Apache terminated $5.3 billion in commitments under existing credit facilities. As of December 31, 2015, aggregate available borrowing capacity under this credit facility was $3.5 billion.
At the Company’s option, the interest rate per annum for borrowings under the facility is either a base rate, as defined, plus a margin or the London Inter-bank Offered Rate (LIBOR), plus a margin. At December 31, 2015, the margin over LIBOR was 1.0 percent. The Company also pays quarterly a facility fee at per annum rate on total commitments, which at December 31, 2015 was 0.125 percent of the total $3.5 billion in commitments. The margins and the facility fee vary based upon the Company’s senior long-term debt rating.
The financial covenants of the credit facility require the Company to maintain an adjusted debt-to-capital ratio of not greater than 60 percent at the end of any fiscal quarter. For purposes of this calculation, capital excludes the effects of non-cash write-downs, impairments, and related charges occurring after June 30, 2015.
Negative covenants restrict the ability of the Company and its subsidiaries to create liens securing debt on its hydrocarbon-related assets, with exceptions for liens typically arising in the oil and gas industry, purchase money liens, liens on subsidiary assets located outside of the United States and Canada, and liens arising as a matter of law, such as tax and mechanics’ liens. The Company also may incur liens on assets if debt secured thereby does not exceed 5 percent of the Company’s consolidated assets, or approximately $1.3 billion as of December 31, 2015. Negative covenants also restrict Apache’s ability to merge with another entity unless it is the surviving entity, dispose of substantially all of its assets, and guarantee debt of non-consolidated entities in excess of the stated threshold.
There are no clauses in the facility that permit the lenders to accelerate payments or refuse to lend based on unspecified material adverse changes. The credit facility agreement does not have drawdown restrictions or prepayment obligations in the event of a decline in credit ratings. However, the agreement allows the lenders to accelerate payment maturity and terminate lending commitments for nonpayment and other breaches, and if the Company or any of its U.S. or Canadian subsidiaries defaults on other indebtedness in excess of the stated threshold, is insolvent, or has any unpaid, non-appealable judgment against it for payment of money in excess of the stated threshold. Lenders may also accelerate payment maturity and terminate lending commitments if the Company undergoes a specified change in control or any borrower has specified pension plan liabilities in excess of the stated threshold.
The Company was in compliance with the terms of the credit facility as of December 31, 2015.
In February 2016, Apache entered into a three-year letter of credit facility providing £900 million in commitments, with options to increase commitments to £1.075 billion and extend the term by one year. The facility is available for letters of credit and loans to cash collateralize letter of credit obligations to the extent letters of credit are unavailable under the facility. The facility’s representations and warranties, covenants, and events of default are substantially similar to those in Apache’s $3.5 billion revolving credit facility. Commissions are payable on outstanding letters of credit and borrowings bear interest (at a base rate or LIBOR), plus a margin. Letter of credit commissions, the interest margin, and the facility fee vary depending on Apache’s senior unsecured long-term debt rating. The Company has not requested any letters of credit or borrowings under this facility as of the date of the Previously Filed Annual Report. This facility is available for the Company’s letter of credit needs, particularly those which may arise in respect of abandonment obligations assumed in various North Sea acquisitions.
Commercial Paper Program
The Company has available a $3.5 billion commercial paper program which generally enables Apache to borrow funds for up to 270 days at competitive interest rates. The commercial paper program is fully supported by available borrowing capacity under the Company’s 2015 committed credit facility. At December 31, 2015, the Company had no commercial paper outstanding. As of December 31, 2014, the Company had $1.6 billion in commercial paper outstanding.
Subsidiary Notes – Apache Finance Canada
Apache Finance Canada has approximately $300 million of publicly traded notes due in 2029 that are fully and unconditionally guaranteed by Apache. For further discussion of subsidiary debt, please see Note 18—Supplemental Guarantor Information.
Financing Costs, Net
The following table presents the components of Apache’s financing costs, net:

	For the Year Ended December 31,
	2015	2014	2013
	(In millions)
Interest expense	$486	$499	$560
Amortization of deferred loan costs	11	6	8
Capitalized interest	(15)	(85)	(99)
Loss (gain) on extinguishment of debt	39	—	(16)
Interest income	(10)	(7)	(8)
Financing costs, net	$511	$413	$445

As of December 31, 2015, the Company has $53 million of debt discounts, which will be charged to interest expense over the life of the related debt issuances. Discount amortization of $3 million was recorded as interest expense in each of 2015, 2014, and 2013.